Filed Pursuant to Rule 497(a)

Registration No. 333-234798

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

ISSUER:	Oaktree Specialty Lending Corporation (OCSL)
EXPECTED RATING (MOODY’S / FITCH)*:	Baa3 (Stable)/BBB- (Stable)
SIZE:	$350mm will not grow
FORMAT:	SEC Registered
RANKING:	Sr. Unsecured Note
SETTLEMENT DATE:	May 18, 2021 (T+5)
TENOR:	5.5-Year
MATURITY DATE:	January 15, 2027
FIRST PAY:	January 15, 2022
TRANCHE CURRENCY:	USD
OPTIONAL REDEMPTION:	Make Whole, 1 Month Par Call
CHANGE OF CONTROL:	Yes, 100%
ACTIVE BOOK RUNNERS:	RBC (B&D), CITIGROUP, DB, SMBC
IPTs:	T+ 215 bps area
DENOMINATIONS:	$2,000 x $1,000
USE OF PROCEEDS:	To reduce outstanding debt under the company’s revolving credit facility, and for general corporate purposes
TIMING:	Today’s Business
SALES INTO CANADA:	Yes, exemption

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of OCSL before investing. The preliminary prospectus supplement, dated May 11, 2021, together with an accompanying prospectus dated January 13, 2020, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about OCSL and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of OCSL and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

OCSL has filed a shelf registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents OCSL has filed with the SEC for more complete information about OCSL and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, OCSL, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and accompanying prospectus if you request it from RBC Capital Markets, LLC toll-free at 1-866-375-6829, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, Deutsche Bank Securities Inc. toll-free at 1-800-503-4611, or SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.